Other operating income	12 Months Ended
Dec. 31, 2017
Other Operating Gains (Losses) [Abstract]
Other operating income
Other operating income comprises the following items:

	Year Ended December 31,
(In US$ millions)	2017	2016	2015
Revaluation of contingent consideration	$89.9	$—	$—
Gain on sale of assets	0.8	—	—
Total	$90.7	$—	$—

There was gain on revaluation of contingent consideration of $89.9 million for the year ended December 31, 2017 (December 31, 2016 and December 31, 2015: nil).
This gain resulted from a decrease in the fair value of contingent liabilities to Seadrill relating to the purchase of the West Polaris in 2015. We use estimates of long-term dayrates and re-contracting factors to determine the fair value of these liabilities. These estimates have decreased during the year as new market information has become available, resulting in a decrease in the fair value of the liabilities. For further information please see Note 13 "Related party transactions".